UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2011
Date of Report – (Date of earliest event reported)

CHINA GENGSHENG MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People's Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of China GengSheng Minerals, Inc. (the “Company”) held on September 28, 2011, the Company’s stockholders approved the China GengSheng Minerals, Inc. 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan authorizes the Company to grant equity awards to directors, employees (including executive officers), consultants and other service providers, as more fully described and summarized in the Company’s Proxy Statement, which was included in the Schedule 14A filed with the Securities and Exchange Commission on August 15, 2011. The 2011 Plan, which was included as Exhibit A to the Proxy Statement, is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on September 28, 2011. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the board’s solicitation. There were three matters acted upon at the meeting: (i) a proposal to elect four directors for terms expiring at the 2012 Annual Meeting of Stockholders, (ii) a proposal to ratify the appointment of PKF, Hong Kong, as the Company’s independent registered public accounting firm and (iii) a proposal to approve and adopt the China GengSheng Minerals, Inc. 2011 Stock Incentive Plan. All three proposals were approved by the Company’s stockholders pursuant to the voting results set forth below.

(1)	Proposal to elect four directors for terms expiring at the 2012 Annual Meeting of Stockholders

Nominee	For	Withheld
Shunqing Zhang	15,889,193	154,205
Ming He	15,964,245	79,153
JingZhong Yu	15,881,138	162,260
Ningsheng Zhou	15,887,828	155,570

(2)	Proposal to ratify the appointment of PKF, Hong Kong, as the Company’s independent registered public accounting firm

			Broker
For	Against	Abstain	Non-Votes
22,432,900	622,572	146,024	0

(3)	Proposal to approve and adopt the China GengSheng Minerals, Inc. 2011 Stock Incentive Plan

			Broker
For	Against	Abstain	Non-Votes
15,774,419	253,630	15,349	7,158,098

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.	Description
10.1	China GengSheng Minerals, Inc. 2011 Stock Incentive Plan (incorporated herein by reference to Exhibit A to the Company’s Proxy Statement, which was included in the Schedule 14A filed with the Securities and Exchange Commission on August 15, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: September 29, 2011	By: /s/ Shunqing Zhang
Name: Shunqing Zhang
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	China GengSheng Minerals, Inc. 2011 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Proxy Statement, which was included in the Schedule 14A filed with the Securities and Exchange Commission on August 15, 2011)